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CERTIFICATE OF OWNERSHIP
Evidencing A Fractional Undivided Interest In


Number                     EST Signature Series               Units
                          Equity Securities Trust

     Description of Trust                              Plan of Distribution

                                                              Cusip
This is to
certify that


is the owner and registered holder of this Certificate evidencing the ownership of unit(s)


of fractional undivided interest in Equity Securities Trust of the above Series (hereinafter called the "Trust") created under the laws of the State of New York by a Trust Indenture and Agreement as incorporated by a Reference Trust Agreement applicable to the above Series (hereinafter collectively called the "Indenture") among REICH & TANG DISTRIBUTORS L.P., as Depositor, such other co-Depositors, if any, identified in the Indenture, and THE CHASE MANHATTAN BANK, N.A., as Trustee. This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the holder of this Certificate by virtue of the acceptance hereof assents and is bound, a copy of which is on file and available for inspection at the unit investment office of the Trustee. The Depositor(s) hereby grant and convey all of their right, title and interest in and to the Trust to the extent of the fractional undivided interest represented hereby to the registered holder of this Certificate subject to and in pursuance of the Indenture. This Certificate is transferable and interchangeable by the registered holder in person or by his duly authorized attorney at the unit investment trust office of the Trustee upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and payment of any applicable fees and expenses.

     This Certificate shall not become valid or binding for any purpose until properly executed by the Trustee under the Indenture.


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     IN WITNESS WHEREOF, Reich & Tang Distributors L.P., as Depositor and,
if applicable, as agent for its co-Depositors, has caused this Certificate to be executed in facsimile by a duly authorized officer and The Chase Manhattan Bank, N.A., as Trustee, has caused this Certificate to be executed in its corporate name by an authorized officer.


REICH & TANG DISTRIBUTORS L.P.,
  Depositor

By:  Reich & Tang Asset Management, Inc.,
     as General Partner



By:                                               Date:
    ----------------------------------
     Authorized Signatory

THE CHASE MANHATTAN BANK, N.A.,
  Trustee

By:
    ----------------------------------
     Authorized Officer

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT - ___________________  Custodian _____________
                                (Cust)
________
(Minor)

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                         Under Uniform Gifts to Minors Act

                        __________________________________
                                     (State)

Additional abbreviations may also be used though not in the above list.



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                             (FORM OF ASSIGNMENT)

For Value Received, _____________________________________________________

hereby sell, assign and transfer ____________ Units represented by this

Certificate unto ________________________________________________________

_________________________________________________________________________

                                SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
                                        OF ASSIGNEE MUST BE PROVIDED

                                -------------------------------------------

and does hereby irrevocably constitute and appoint ________________________

________________________________________________________________, attorney, to transfer said Units on the books of the Trustee, with full power of substitution in the premises.

Dated:
                                        -----------------------------------
SIGNATURE(S) GUARANTEED BY


                                        -----------------------------------
----------------------------------      NOTICE:  The signature(s) to this
            Firm or Bank                assignment must correspond with the
                                        name(s) as written upon the face of
                                        the Certificate in every
                                        particular, without alteration or
                                        enlargement or any change whatever.
----------------------------------
        Authorized Signature

Signature(s) must be guaranteed by a member or participant of the Securities Transfer Agents

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Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or
New York Stock Exchange, Inc. Medallion Signature Program (MSP).